UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2014

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 1000

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2014, at the 2014 Annual Meeting of the Stockholders of PDF Solutions, Inc. (the “Company”), the stockholders of the Company approved the Second Amended and Restated 2011 Stock Incentive Plan (the “Second Amended 2011 Plan”), effective as of such date, which increased the number of shares reserved for issuance under the Second Amended 2011 Plan by 1,750,000 shares. A description of the material terms of the Second Amended 2011 Plan is set forth under the heading “Proposal 4 –Approval of the Second Amended and Restated 2011 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2014 (the “Proxy Statement”), which description is hereby incorporated by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Second Amended 2011 Plan, a copy of which is filed as Appendix A to the Company’s Proxy Statement and incorporated by reference herein.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On May 27, 2014, at the 2014 Annual Meeting of Stockholders of the Company, the stockholders of the Company elected director nominees and approved each of the proposals noted below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, dated April 15, 2014.

Proposal No. 1 Election of Class I Directors:

NOMINEE FOR CLASS I DIRECTORs	FOR	WITHHELD	BROKER NON-VOTES
R. Stephen Heinrichs	21,822,168	1,451,609	4,343,865
Joseph R. Bronson	21,907,909	1,365,868	4,343,865

Proposal No. 2 Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the year ending December 31, 2014:

FOR	AGAINST	ABSTAIN
26,214,437	4,413	1,398,792

Proposal No. 3 Approval, by non-binding vote, of the 2013 compensation awarded to the Company’s Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,090,398	128,623	1,054,756	4,343,865

Proposal No. 4 Approval of the Company’s Second Amended and Restated 2011 Stock Incentive Plan to increase the number of authorized shares under such plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,247,270	6,116,611	909,896	4,343,865

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.20	PDF Solutions, Inc.’s Second Amended and Restated 2011 Stock Incentive Plan, filed as Appendix A to the Company’s Proxy Statement dated April 15, 2014, and incorporated herein by reference.†

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
(Registrant)

	By:	/s/ Gregory C. Walker
Gregory C. Walker
Chief Financial Officer and Vice President, Finance

Dated: May 29, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.20	PDF Solutions, Inc.’s Second Amended and Restated 2011 Stock Incentive Plan, filed as Appendix A to the Company’s Proxy Statement dated April 15, 2014, and incorporated herein by reference.†

† Management contract or compensatory plan arrangement.